UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 14, 2014

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2014, Dex Media, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2014 (the “Proxy Statement”). The number of shares present in person or by proxy at the annual meeting was 15,343,133, representing 86.99% of the 17,637,461 shares issued and outstanding that were entitled to vote on March 17, 2014, the record date for the annual meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal 1. Each of the directors listed below was re-elected as a director of the Company for a one-year term expiring in 2015 or until his respective successor is duly elected and qualified. The nominees for directors were elected based on the following votes:

Director	Votes “FOR”	Votes “Against”	Abstentions	Broker Non- Votes
Jonathan B. Bulkeley	10,681,100	224,624	850	4,436,559
Thomas D. Gardner	10,488,281	417,400	893	4,436,559
W. Kirk Liddell	10,676,313	229,297	964	4,436,559
Peter J. McDonald	10,673,344	232,081	1,149	4,436,559
Thomas S. Rogers	10,498,371	402,282	5,921	4,436,559
Alan F. Schultz	10,681,183	224,321	1,070	4,436,559
John Slater	10,645,437	259,981	1,156	4,436,559
Douglas D. Wheat	10,660,040	245,577	957	4,436,559

Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement was approved based on the following votes:

Votes “FOR”	Votes “Against”	Abstentions	Broker Non-Votes
9,909,938	980,018	16,618	4,436,559

Proposal 3. The proposal to recommend, on an advisory basis, the frequency of advisory votes to approve the compensation of the Company’s named executive officers was approved for “1 Year” based on the following votes:

1 Year	2 Years	3 Years	Abstentions
10,817,621	27,290	57,317	4,346

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

Proposal 4. The proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2014, was approved based on the following votes:

Votes “FOR”	Votes “Against”	Abstentions
15,055,737	260,109	27,287

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

	By:	/s/ Raymond R. Ferrell
		Name:	Raymond R. Ferrell
		Title:	Executive Vice President —
General Counsel and Corporate Secretary

Date: May 20, 2014